Other Income and Expenses, Net - Other Income and Expenses, Net (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Other Income And Expenses [Abstract]
Research and development funding	$ 132	$ 52	$ 65
Phase-out and start-up costs	(38)	(1)	(8)
Exchange gain (loss), net		4	4
Patent costs	(1)	(8)	(9)
Gain on sale of businesses and non-current assets	7	8	4
Other, net	3	(2)	(1)
Total	$ 103	$ 53	$ 55